Exhibit 10.9

                                 PROMISSORY NOTE

                                                          New York, New York
                                                          November 7, 2003

      FOR  VALUE  RECEIVED,  the  undersigned  BRANDPARTNERS  GROUP,  INC.  (the
"Maker") hereby promises to pay to the order of Filter International (the "Holder"), the principal sum of $100,000 with interest thereon at 5% per annum on December 9, 2003.

      1. Payment of principal is to be made at such address as to which Holder shall notify the Maker in writing, prior to maturity, in lawful money of the United States.

      2. If, under any bankruptcy or insolvency law or other law for the reorganization arrangement, composition or similar relief or aid of debtors or creditors: (a) the Maker is adjudicated a bankrupt, or takes or seeks to take or to have taken, or consents to the taking of, any action with respect to him or a substantial part of his property or affairs, or (b) a Court or other governmental authority of competent jurisdiction (i) approves a petition seeking any such relief or aid with respect to the Maker, (ii) appoints a trustee, receiver, or liquidator of the Maker or of substantially all of his property or affairs, or (iii) assumes custody or control of substantially all of the property or affairs of the Maker, such approval or appointment is not vacated, or the custody or control is not terminated, within sixty (60) days or stayed on appeal, then, at the option of the Holder, the Holder may declare the unpaid balance of the principal and accrued interest, if any, if not then due and payable to be due and payable.

      3. The Maker shall have the right of prepayment, so long as interest is paid up to the date of said prepayment.

                                            BRANDPARTNERS GROUP, INC.

                                        By:    /s/ Anthony J. Cataldo
                                               ---------------------------------


AGREED TO:

By: /s/
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